IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THIS FORM 8-K IS BEING
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          FILED IN PAPER PURSUANT TO A CONTINUING HARDSHIP EXEMPTION.
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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                      -----

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) February 19, 1999
                                                        -----------------


                       GE Capital Mortgage Services, Inc.
                  (as Seller and Servicer under the Pooling and
                Servicing Agreement dated as of February 1, 1999,
                 providing for the issuance of REMIC Multi-Class
                    Pass-Through Certificates, Series 1999-4)



                       GE Capital Mortgage Services, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           New Jersey                 33-5042                   21-0627285
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   State or Other Jurisdiction      (Commission               (IRS Employer
         of Incorporation)          File Number)            Identification No.)

Three Executive Campus
Cherry Hill, New Jersey                             08002
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(Address of Principal Executive Offices)         (Zip Code)


Registrant's telephone number, including area code  (609) 661-6100
                                                    ---------------------------

Item 5.  Other Events.

     Attached as Exhibit 1 to this Current Report are certain materials (the "Computational Materials") furnished to the Registrant by Lehman Brothers Inc. ("Lehman" as an Underwriter) and attached as Exhibit 2 to this Current Report are the Computational Materials furnished to the Registrant by Bear, Stearns & Co. Inc. ("Bear, Stearns" as an Underwriter, and, together with Lehman, the "Underwriters") in respect of certain classes of the Registrant's REMIC Multi-Class Pass-Through Certificates, Series 1999-4 (the "Series 1999-4 Certificates"). Certain classes of the Series 1999-4 Certificates are being offered pursuant to a Prospectus dated October 22, 1998, as supplemented by a related Prospectus Supplement dated February 19, 1999 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"), substantially concurrently with the filing of this Current Report. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-51151) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

     The Computational Materials were prepared solely by Lehman and Bear, Stearns, as underwriters of certain classes of the Series 1999-4 Certificates, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

     Any statement or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.


Exhibit 1.  Computational Materials (Lehman Brothers Inc.)
Exhibit 2.  Computational Materials (Bear, Stearns & Co. Inc.)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GE Capital Mortgage Services, Inc.
                                      ----------------------------------
                                                (Registrant)



Date: February 19, 1999               By   /s/ Mary Kaplan
      -----------------                  ------------------------------
                                      Name:    Mary Kaplan
                                      Title:   Vice President

                                  EXHIBIT INDEX



The following exhibits are being filed herewith:


EXHIBIT NO.            DESCRIPTION                          PAGE
-----------            -----------                          ----

     1            Computational Materials                     5
                  (Lehman Brothers Inc.)

     2            Computational Materials                     9
                  (Bear, Stearns & Co. Inc.)